UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 9, 2015

Aon plc

(Exact name of registrant as specified in its Charter)

England and Wales	1-7933	98-1030901
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

122 Leadenhall Street, London, England (Address of Principal Executive Offices)	EC3V 4AN (Zip Code)

Registrant’s telephone number, including area code:   +44 20 7623 5500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On November 9, 2015, Aon plc (the “Company”) and Aon Corporation (the “Guarantor”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Goldman, Sachs & Co., Barclays Capital Inc. and Credit Suisse Securities (USA) LLC, as Representatives of the several Underwriters named therein, with respect to the offering and sale by the Company of $400,000,000 aggregate principal amount of its 2.800% Senior Notes due 2021 (the “Notes”), under the Registration Statement on Form S-3 (Registration No. 333-206759).  The Guarantor will provide a full and unconditional guarantee of the Notes pursuant to the Indenture (as defined below) (the “Guarantee,” and together with the Notes, the “Securities”).  The Securities will be issued pursuant to an Indenture, dated as of November 13, 2015, among the Company, the Guarantor and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Indenture”).

The net proceeds from the sale of the Securities after deducting the underwriting discounts and estimated offering expenses payable by us, are expected to be approximately $396.3 million.  We intend to use the net proceeds from this offering for general corporate purposes.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The Indenture (including the Guarantee) is filed as Exhibit 4.1 to this Current Report filed by Aon plc on Form 8-K and is incorporated herein by reference. The form of notes for the Notes is filed as Exhibit 4.2 to this Current Report filed by Aon plc on Form 8-K and is incorporated herein by reference.

In connection with the issuance of the Securities, Latham & Watkins LLP is filing the legal opinions attached to this Current Report on Form 8-K as Exhibits 5.1 and 5.2, respectively.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Description

1.1

Underwriting Agreement, dated as of November 9, 2015, by and among Aon plc, Aon Corporation and Citigroup Global Markets Inc., Goldman, Sachs & Co., Barclays Capital Inc. and Credit Suisse Securities (USA) LLC, as Representatives of the several Underwriters named therein.

4.1	Indenture, dated as of November 13, 2015, among Aon plc, Aon Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (including the guarantee).

4.2	Form of 2.800% Senior Note due 2021.

5.1	Opinion of Latham & Watkins LLP relating to the Securities.

5.2	Opinion of Latham & Watkins (London) LLP relating to the Notes.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

23.2	Consent of Latham & Watkins (London) LLP (included in Exhibit 5.2).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 13, 2015	Aon plc

	By:	/s/ Paul Hagy
		Name:	Paul Hagy
		Title:	Senior Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement, dated as of November 9, 2015, by and among Aon plc, Aon Corporation and Citigroup Global Markets Inc., Goldman, Sachs & Co., Barclays Capital Inc. and Credit Suisse Securities (USA) LLC, as Representatives of the several Underwriters named therein.

4.1	Indenture, dated as of November 13, 2015, among Aon plc, Aon Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (including the guarantee).

4.2	Form of 2.800% Senior Note due 2021.

5.1	Opinion of Latham & Watkins LLP relating to the Securities.

5.2	Opinion of Latham & Watkins (London) LLP relating to the Notes.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

23.2	Consent of Latham & Watkins (London) LLP (included in Exhibit 5.2).